                 AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT


     AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT dated as of April 16, 1999 amending and restating the Credit Agreement dated as of July 23, 1998, as amended by Amendment No. 1 dated as of April 1, 1999 (the "Credit Agreement"), among LYONDELL CHEMICAL COMPANY (formerly named LYONDELL PETROCHEMICAL COMPANY) (the "Borrower"), the LENDERS party thereto, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent, DLJ CAPITAL FUNDING, INC., as Syndication Agent (the "Syndication Agent"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, CITIBANK, N.A., THE CHASE MANHATTAN BANK and NATIONSBANK, N.A., as Documentation Agents.

                                   WITNESSETH:

     WHEREAS, the parties hereto desire to make the amendments specified below, to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below and to reaffirm the Credit Agreement as so amended and restated;

     NOW THEREFORE, the parties hereto agree as follows:

     Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment and Restatement becomes effective, refer to the Credit Agreement as amended and restated hereby.

     Section 2. Changes and Additions to Definitions. (a)   The following
definitions are added in alphabetical order to Section 1.01 of the Credit
Agreement:

     "Amendment 2" means the Amendment and Restatement of Credit Agreement dated as of April 16, 1999, amending and restating this Agreement, as amended by Amendment No. 1 dated as of April 1, 1999.

     "Amendment 2 Effective Date" means the date on which Amendment 2 becomes effective in accordance with its terms.

     "Applicable Term Loans-B Prepayment Fee Percentage" means (i) on any date from and including the Amendment 2 Effective Date to but excluding the first anniversary thereof, 2% and (ii) on any date from and including the first anniversary of the Amendment 2 Effective Date to and including the second anniversary thereof, 1%.

     "Applicable Term Loans-E Prepayment Fee Percentage" means (i) on any date from and including the third anniversary of the Amendment 2 Effective Date to but excluding the fourth anniversary thereof, 2% and (ii) on any date from and including the fourth anniversary of the Amendment 2 Effective Date to and including the fifth anniversary thereof, 1%.

     "Junior Securities Release Date" has the meaning set forth in Section 5.21.

     "Term Loan-E" means a loan made by a Term Loan-E Lender pursuant to Section 2.01(f).

     "Term Loan-E Commitment" means, with respect to each Term Loan-E Lender identified on the Term Loan-E Commitment Schedule, the amount set forth opposite the name of such Lender on such Schedule.

      "Term Loan-E Commitment Schedule" means the Schedule delivered by the Administrative Agent to the Borrower and the Term Loan-E Lenders prior to the Amendment 2 Effective Date and identified as such.

      "Term Loan-E Lender" means each Lender identified in the Term Loan-E Commitment Schedule and each Assignee which acquires any Term Loan-E pursuant to
Section 906(c), and their respective successors.

     (b) The definition of "Lender" set forth in Section 1.01 of the Credit Agreement is amended by inserting at the end of clause (i) thereof the phrase "or on the Term Loan-E Commitment Schedule".

     (c) The definition of "Maturity Date" set forth in Section 1.01 of the Credit Agreement is amended by (i) replacing the "and" immediately prior to clause (vi) thereof with a comma, and (ii) inserting at the end thereof the following phrase: "and (vii) with respect to Term Loans-E, the date set forth in the Term Loan-E Commitment Schedule and identified therein as the final maturity date with respect to the Term Loans-E.".

     (d) The definition of "New Senior Notes" set forth in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

     "New Senior Notes" means notes of the Borrower which (i) mature no earlier than the date which falls seven and a half years after the Amendment 2 Effective Date, (ii) are not Guaranteed by any Person other than a Subsidiary Guarantor (the terms of which Guarantee shall provide that it terminates automatically upon any termination of the Subsidiary Guarantee of such Subsidiary Guarantor),
(iii) are not secured by any assets of any Person other than all or any portion of the Collateral and, if so secured, the rights and remedies of the holders of such notes with respect to such Collateral are subject to security arrangements in form and substance satisfactory to the Administrative Agent (which arrangements will provide, in any event, that all Liens on all or any portion of the Collateral securing such notes shall be automatically released concurrently with any release of the Liens on all or any such portion of the Collateral securing the Loans (other than upon a complete refinancing of the Loans and the Reimbursement Obligations with other Debt to be secured by such Collateral)), and (iv) contain otherwise substantially the terms and conditions contemplated by the form of the senior note indenture delivered to the Administrative Agent prior to the Amendment 2 Effective Date (or, in the case of any such notes issued after the Amendment 2 Effective Date, terms and conditions that are at least as favorable to the Lenders as the terms and conditions set forth in such form of senior note indenture, except that the interest rate applicable to such notes shall be the then prevailing market rate or, if such notes are to be fungible with previously issued notes, the interest rate shall, taken together with the sales price of such notes, reflect then prevailing market rates); provided that the gross cash proceeds received by the Borrower from the issuance of such notes (including any such notes issued on the Amendment 2 Effective
Date) shall not exceed $2,750,000,000 minus the aggregate principal amount of the Term Loans-E made on the Amendment 2 Effective Date.

     (e)   The definition of "New Senior Subordinated Notes" set forth in
Section 1.01 of the Credit Agreement is amended by substituting the reference to "Amendment 1 Effective Date" contained in clause (ii) thereof with a reference to "Amendment 2 Effective Date".

     (f) The definition of "Term Commitments" set forth in Section 1.01 of the Credit Agreement is amended by (i) replacing the "and" immediately prior to the reference to "Term Loan-D Commitments" contained therein with a comma, and (ii) adding immediately after such reference the following phrase: "and the Term Loan-E Commitments".

     (g) The definition of "Term Lenders" set forth in Section 1.01 of the Credit Agreement is amended by (i) replacing the "and" immediately prior to the reference to "Term Loan-D Lenders" contained therein with a comma, and (ii) adding immediately after such reference the following phrase: "and the Term Loan-E Lenders".

     (h) The definition of "Term Loans" set forth in Section 1.01 of the Credit Agreement is amended by (i) replacing the "and" immediately prior to the reference to "Term Loans-D" contained therein with a comma, and (ii) adding immediately after such reference the following phrase: "and the Term Loans-E".

     Section 3. Additional Class of Loans. Section 1.03 of the Credit Agreement is amended by inserting a reference to "Term Loan-E," immediately after the reference to "Term Loan-D," contained in the third sentence of such Section.

     Section 4. Commitment to Make Term Loans-E. Section 2.01 of the Credit Agreement is amended by (i) renumbering subsection (f) thereof as subsection
(g), and (ii) inserting a new subsection (f) immediately after subsection (e) thereof, to read in its entirety as follows:

     "(f) Term Loan-E Facility. On the Amendment 2 Effective Date each Term Loan-E Lender severally agrees, on the terms and conditions set forth in this Agreement, to make a Term Loan-E to the Borrower in a principal amount not to exceed the amount of its Term Loan-E Commitment. The Term Loan-E Commitments are not revolving in nature, and amounts repaid or prepaid pursuant to Section
2.04 or Section 2.09 shall not be reborrowed. The Term Loan-E Commitments shall terminate in their entirety on the close of business (New York City time) on the Amendment 2 Effective Date.".

     Section 5. Addition of Provisions Relating to Prepayment of Term Loans-E.
(a) Subsection (e)(A) of Section 2.04 of the Credit Agreement is amended by (i) deleting the "and" at the end of clause second thereof and replacing it with a comma, and (ii) adding the following clause at the end of clause third thereof:
"and fourth, the Borrower shall prepay (subject to subsection (f) of this Section) the Term Loans-E, until all Term Loans-E have been paid in full".

     (b) Subsection (e)(B) of Section 2.04 of the Credit Agreement is amended by (i) deleting the "and" at the end of clause second thereof and replacing it with a comma, and (ii) adding the following clause at the end of clause third thereof: "and fourth, the Borrower shall prepay (subject to subsection (f) of this Section) the Term Loans-E, until all Term Loans-E have been paid in full".

     (c) A new subsection (h) is added at the end of Section 2.04 of the Credit Agreement, to read in its entirety as follows:

     "(h) Provisions Relating to Term Loans-E. (i) Scheduled Amortization. In addition, (i) on each Quarterly Payment Date occurring after the Amendment 2 Effective Date and on or prior to the fourth Quarterly Payment Date prior to the Maturity Date of the Term Loans-E the Borrower shall repay, and there shall become due and payable, an aggregate principal amount of the Term Loans-E equal to 0.25% of the aggregate principal amount of the Term Loans-E made on the Amendment 2 Effective Date and (ii) on each Quarterly Payment Date occurring thereafter, the Borrower shall repay, and there shall become due and payable, an aggregate principal amount of the Term Loans-E equal to 25% of the aggregate principal amount of the Term Loans-E outstanding on the fourth Quarterly Payment Date prior to the Maturity Date of the Term Loans-E (immediately after giving effect to the repayment of the Term Loans-E made by the Borrower on such Quarterly Payment Date pursuant to clause (i)) or, if less, the aggregate principal amount of the Term Loans-E then outstanding (as each such amount may be reduced pursuant to Section 2.04 and Section 2.09).

     (ii) Ability to Reject Contingent Prepayments. The provisions of subsection (f) shall apply to any prepayment of the Term Loans-E that would, but for the provisions of such subsection (f), otherwise be required pursuant to subsection (d) of this Section, mutatis mutandis.

     (iii) The amount of any prepayments of Term Loans-E pursuant to subsection (d) of this Section shall be applied to reduce pro rata the amount of the subsequent scheduled prepayments of the Term Loans-E required pursuant to clause (i) of this subsection.

     Section 6. Amendments to the Optional Prepayments Provisions. (a) Section 2.09(a) of the Credit Agreement is amended by adding the following proviso at the end of the first sentence thereof:

     "provided that (i) the Borrower may not prepay any Term Loans-E prior to the third anniversary of the Amendment 2 Effective Date, (ii) together with any optional prepayment of the Term Loans-B on any date on or prior to the second anniversary of the Amendment 2 Effective Date, the Borrower shall also pay a prepayment fee equal to the Applicable Term Loans-B Prepayment Fee Percentage of the principal amount of such Term Loans-B being prepaid and (iii) together with any optional prepayment of the Term Loans-E on any date on or after the third anniversary of the Amendment 2 Effective Date and on or prior to the fifth anniversary thereof, the Borrower shall also pay a prepayment fee equal to the Applicable Term Loans-E Prepayment Fee Percentage of the principal amount of such Term Loans-E being prepaid."

     (b) Section 2.09(c) of the Credit Agreement is amended by adding the following sentence at the end thereof: "The amount of any prepayment of Term Loans-E pursuant to this Section shall be applied, first, to the next scheduled payment in respect of such Loans pursuant to Section 2.04(h)(i) to the extent necessary to reduce such next scheduled payment to zero, and, second, pro rata to all subsequent scheduled payments in respect of such Loans pursuant to
Section 2.04(h)(i).

     Section 7. Amendment to the Use of Proceeds Covenant. Section 5.08 of the Credit Agreement is amended by (i) inserting the parenthetical "(other than Term Loans-E)" immediately after the reference to "Term Loans" in the first sentence thereof, and (ii) adding the following sentence immediately after the first sentence thereof: "The proceeds of the Term Loans-E will be used by the Borrower solely to repay outstanding Term Loans-C and Term Loans-D."

     Section 8. Amendment to the Covenant Limiting Restrictions on Subsidiaries.
Section 5.18 of the Credit Agreement is amended by (i) deleting the reference to the "Amendment 1 Effective Date" contained in clause (vii)(y) thereof and substituting it with a reference to the "Amendment 2 Effective Date" and (ii) adding the following parenthetical at the end of such clause "(or, solely with respect to New Senior Notes issued after the Amendment 2 Effective Date, as in effect on the date of issuance of such notes)".

     Section 9. Amendments to the Covenant Requiring the Issuance of Additional Securities. Section 5.21 of the Credit Agreement is amended by:

     (a) deleting the phrase "On or prior to June 30, 2000" set forth in the introductory clause thereof;

     (b) adding the phrase "on or prior to June 30, 2000" at the beginning of clause (a) thereof;

     (c) adding the phrase "on or prior to June 30, 2002" at the beginning of clause (b) thereof; and

     (d) amending the proviso contained therein by (i) deleting the "and" at the end of clause (i) thereof and replacing it with a comma, (ii) deleting the reference to "Amendment 1 Effective Date" contained in clause (ii) thereof and replacing it with a reference to "Amendment 2 Effective Date", and (iii) adding new clauses (iii), (iv) and (v) immediately after clause (ii) thereof, to read in their entirety as follows: "(iii) the amount of common stock required by clause (a) shall be reduced by up to $150,000,000 of gross cash proceeds from the sale of preferred equity of the Borrower issued pursuant to one or more Equity Issuances, (iv) the terms of any preferred equity issued by the Borrower pursuant to this Section shall not require the payment of any cash dividends thereon on any date on or prior to the fifth anniversary of the Amendment 2 Effective Date or the scheduled redemption thereof in whole or in part on any date on or prior to the tenth anniversary of the Amendment 2 Effective Date and
(v) the Borrower shall not be required to comply with the provisions of clause
(b) at any date on or after the Junior Securities Release Date. "Junior Securities Release Date" means the first date on which (i) all Term Loans-C and Term Loans-D (including all interest and fees accrued thereon) have been repaid in full and (ii) (x) the Borrower has Senior Debt Ratings at or above the level of Ba2 by Moody's and BB by S&P or (y) the ratio of (1) Adjusted Debt at the last day of the Fiscal Quarter ended on or most recently prior to such date and with respect to which the Borrower has delivered the financial statements required to be delivered by it pursuant to Section 5.01(a) or (b) minus unencumbered cash and cash equivalents (other than by Liens created under the Collateral Documents) on such day (but excluding in any event any cash taken into account in the calculation of Adjusted Debt) to (2) Adjusted EBITDA for the period of four consecutive Fiscal Quarters ended on the last day of such Fiscal Quarter, does not exceed 3.00:1, and the Borrower shall have delivered to the Administrative Agent a certificate of the chief financial officer or the chief accounting officer of the Borrower so certifying and setting forth in reasonable detail the calculations on the basis of which such certification is being made.

     Section 10. Certain Permitted Debt. (a) Clause (j) of Section 5.09 is amended by adding the following phrase at the end thereof "and less (z) the aggregate outstanding principal amount of Debt of Persons other than Subsidiaries permitted solely by Section 5.22(c)".

     (b) Clause (g) of Section 5.10 is amended by adding the following phrase at the end thereof "and less (z) the aggregate outstanding principal amount of Debt of Persons other than Subsidiaries permitted solely by Section 5.22(c) at such time".

     (c) The following parenthetical is added at the end of Section 5.22(c) of the Credit Agreement: "other than (i) if such Subject Assets Transferee is a Subsidiary, Debt permitted to be incurred under Section 5.10(g) and (ii) if such Subject Assets Transferee is not a Subsidiary, Debt in an aggregate principal amount not to exceed (x) $50,000,000 less (y) the aggregate outstanding principal amount of Debt of Subsidiaries permitted solely by clause (g) of
Section 5.10
at such time less (z) the aggregate outstanding principal amount of Debt secured by Liens permitted solely by clause (j) of Section 5.09 at such time".

     Section 11. Changes in Pricing. The Pricing Schedule is amended in its entirety and replaced by the Pricing Schedule attached hereto.

     Section 12. Term Loan-E Lenders. Promptly after the date hereof, the Arranger and the Syndication Agent intend to organize a syndicate of banks and other financial institutions to provide a new tranche of term loans to the Borrower under the Credit Agreement, such lenders to be the "Term Loan-E Lenders" and such loans to be the "Term Loans-E", in each case contemplated by the Credit Agreement as amended and restated hereby; provided that the aggregate amount of commitments to provide such loans shall not exceed $2,750,000,000 minus the gross cash proceeds to be received by the Borrower on the Amendment 2 Effective Date from the issuance and sale of New Senior Notes (as defined in the Credit Agreement as amended and restated hereby). If any such financial institutions approved by the Borrower agree to commit to provide such loans and the Borrower, the Syndication Agent, the Arranger and such financial institutions agree on the pricing of such loans then, prior to the Amendment 2 Effective Date, the Administrative Agent shall distribute to the Borrower and to each such financial institution a schedule (the "Term Loan-E Commitment Schedule") setting forth the name of each such financial institution, the amount of the commitment of such financial institution to make such loans, the final maturity date of such loans, and the principal amount of each amortization payment with respect to such loans to be made by the Borrower (expressed as a dollar amount) and the date thereof (calculated as set forth in Section 2.04(h)(i) of the Credit Agreement as amended and restated hereby) and the Borrower and each such financial institution shall execute an instrument in form and substance satisfactory to the Administrative Agent pursuant to which the Borrower and each such financial institution shall acknowledge acceptance of such schedule and the terms set forth therein. On the Amendment 2 Effective Date, each financial institution identified on the Term Loan-E Commitment Schedule shall become a "Term Loan-E Lender" under the Credit Agreement with a Term Loan-E Commitment as set forth on such Schedule opposite such financial institution's name, and shall have all the rights, and be subject to all of the obligations, of a "Term Loan-E Lender" under the Credit Agreement as amended and restated hereby and the other Loan Documents.

     Section 13. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

     Section 14. Counterparts. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 15. Effectiveness. This Amendment and Restatement shall become effective on the first date (the "Amendment 2 Effective Date") on which all the following conditions have been satisfied:

     (a) receipt by the Administrative Agent of counterparts hereof signed by each of the Required Lenders and the Borrower (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

     (b) receipt by the Administrative Agent of (x) an opinion (addressed to the Agents and the Lenders) of Baker & Botts L.L.P., special counsel for the Obligors, substantially to the effect of Exhibit E to the Credit Agreement with reference to the Loan Documents after giving effect to this Amendment and Restatement and (y) an opinion (addressed to the Agents and the Lenders) of Robert J. Millstone, General Counsel of the Borrower, substantially to the effect of Exhibit F to the Credit Agreement with reference to the Loan Documents after giving effect to this Amendment and Restatement, each dated the Amendment 2 Effective Date and each covering such additional matters relating to the transactions contemplated hereby as the Required Lenders may reasonably request;

     (c) receipt by the Administrative Agent of an opinion (addressed to the Agents and the Lenders) of Davis Polk & Wardwell, special counsel for the Agents, substantially to the effect of Exhibit G to the Credit Agreement with reference to the Loan Documents after giving effect to this Amendment, dated the Amendment 2 Effective Date and covering such additional matters relating to the transactions contemplated hereby as the Required Lenders may reasonably request;

     (d) receipt by each of the Agents, the Arranger and the Co-Arrangers of payment of all other costs, fees and expenses (including, without limitation, reasonable legal fees and expenses for which invoices shall have been submitted to the Borrower) and other compensation payable to any of the foregoing on or prior to the Amendment 2 Effective Date in connection with the Loan Documents;

     (e) the fact that all conditions to effectiveness of Amendment No. 1 to the Credit Agreement dated as of April 1, 1999 ("Amendment No. 1") shall have been satisfied;

     (f) receipt by the Administrative Agent, for the account of each Term Loan-E Lender that has so requested at least 2 Domestic Business Days prior to the Amendment 2 Effective Date, of a Note duly executed by the Borrower and payable to the order of such Term Loan-E Lender and evidencing the Borrower's obligations to repay the Term Loans-E made by such Term Loan-E Lender;

     (g) receipt by the Administrative Agent of a duly executed Notice of Borrowing with respect to a Borrowing of Term-E Loans to be made on the Amendment 2 Effective Date in an aggregate principal amount equal to the aggregate amount of the Term Loan-E Commitments (as set forth on the Term Loan-E Commitment Schedule);

     (h) receipt by the Administrative Agent of all documents it may reasonably request relating to the existence of each Obligor, the corporate authority for the Loan Documents, and any other matters relevant hereto, all in form and substance satisfactory to such Agent in its sole good faith discretion;

     (i) receipt by the Administrative Agent of evidence satisfactory to it that the Borrower shall have consummated (i) an issuance of common stock of the Borrower pursuant to an Equity Issuance for gross cash proceeds (i.e., total cash proceeds before underwriting discounts and commissions and expenses of issuance) of not less than $350,000,000; (ii) an issuance of New Senior Subordinated Notes pursuant to a Debt Incurrence for gross cash proceeds of not less than $500,000,000; and (iii) an issuance of New Senior Notes (as defined in the Credit Agreement as amended and restated hereby) pursuant to a Debt Incurrence for gross cash proceeds of not less than the difference between $1,000,000,000 and the gross cash proceeds of the issuance of New Senior Subordinated Notes contemplated by clause (ii); and

     (j) receipt by the Administrative Agent of evidence satisfactory to it that the Borrower shall apply all of the proceeds of the Term Loans-E to be made on the Amendment 2 Effective Date and of the Equity Issuances and the Debt Incurrences described in clause (i) to repay the Term Loans-C and the Term Loans-D, in the order specified in Section 2.04(e) of the Credit Agreement, together with accrued and unpaid interest thereon and any amount payable under
Section 2.11 of the Credit Agreement in connection with such repayment.

Promptly after the Amendment 2 Effective Date occurs, the Administrative Agent shall notify the Borrower, the other Agents and the Lenders thereof, and such notice shall be conclusive and binding on all parties hereto.

      Section 16. Certain Changes to Amendment No. 1. The parties hereto agree that (i) the Pricing Schedule attached to Amendment No. 1 is deleted and substituted in its entirety with the Pricing Schedule attached hereto, (ii) the conditions to effectiveness set forth in Section 26(i) of Amendment No. 1 shall be satisfied if the Borrower shall have satisfied the condition set forth in
Section 15(i) of this Amendment and Restatement and (iii) in addition to the conditions to effectiveness set forth in Section 26 thereof, it shall be a condition precedent to the effectiveness of Amendment No.1 that the Administrative Agent shall have received evidence satisfactory to it that this Amendment and Restatement shall become effective simultaneously with Amendment No.1 becoming effective.

      Section 17. Consent to Amendments to Collateral Documents. Each Lender party hereto consents to the execution and delivery by the Administrative Agent of such amendments to the Collateral Documents as shall be necessary or desirable to order to permit any New Senior Notes (as defined in the Credit Agreement as amended and restated hereby) to be secured by the Collateral as contemplated by clause (iii) of the definition thereof.

      Section 18. Effect of Amendment and Restatement. Except as expressly amended by this Amendment and Restatement, the provisions of the Credit Agreement remain in full force and effect. The parties hereto agree that the Credit Agreement shall be restated in its entirety to read as set forth in the Credit Agreement with the amendments specified herein and hereby reaffirm the Credit Agreement as so amended and restated without the necessity of attaching a full copy of the Credit Agreement as so amended and restated.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                         LYONDELL CHEMICAL COMPANY


                         By:
                            ----------------------------------------------
                            Title:     Vice President, Finance & Treasurer
                            Address:   1221 McKinney
                                       Suite 1600
                                       Houston, TX 77002
                            Facsimile: (713) 652-4140

                                MORGAN GUARANTY TRUST
                                COMPANY OF NEW YORK, as
                                 Administrative Agent and as Lender


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                DLJ CAPITAL FUNDING, INC., as
                                 Syndication Agent and as Lender


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:



                                BANK OF AMERICA NATIONAL
                                TRUST AND SAVINGS ASSOCIATION,
                                 as Documentation Agent and as Lender


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                THE CHASE MANHATTAN BANK,
                                 as Documentation Agent


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                CITIBANK, N.A., as Documentation
                                 Agent and as Lender

                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                NATIONSBANK, N.A., as
                                 Documentation Agent and as Lender


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                CHASE BANK OF TEXAS
                                NATIONAL ASSOCIATION


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                ABN AMRO BANK N.V.


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                ALLSTATE INSURANCE COMPANY

                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                ALLSTATE LIFE INSURANCE COMPANY

                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                ARCHIMEDES FUNDING, LLC


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                BANK OF MONTREAL


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                THE BANK OF NEW YORK


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                THE BANK OF NOVA SCOTIA


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                THE BANK OF TOKYO-MITSUBISHI LTD.,
                                HOUSTON AGENCY


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                BANKBOSTON, N.A.


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                 BANQUE NATIONALE DE PARIS


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                BARCLAYS BANK PLC


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                BAYERISCHE HYPO-UND
                                VEREINSBANK AG
                                NEW YORK BRANCH


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                BHF - BANK AKTIENGESELLSCHAFT

                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                CIBC INC.


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                MONUMENTAL LIFE INSURANCE COMPANY,
                                successor by merger to
                                Commonwealth Life Insurance co.


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                COMPAGNIE FINANCIERE DE CIC ET DE
                                L'UNION EUROPEENNE


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                CREDIT LYONNAIS NEW YORK BRANCH


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                CREDIT SUISSE FIRST BOSTON


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                CRESCENT / MACH I PARTNERS LP
                                By: TCW Asset Management Company, its
                                    investment manager


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                CYPRESS TREE INVESTMENT FUND, LLC
                                By: CypressTree Investment Management
                                    Company, Inc. its Managing Member


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                CYPRESSTREE INVESTMENT PARTNERS I, LTD.
                                By: CypressTree Investment Management
                                    Company, Inc. its Managing Member


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                CYPRESSTREE INSTITUTIONAL FUND, LLC
                                By: CypressTree Investment Management
                                    Company, Inc. its Managing Member


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                DEBT STRATEGIES FUND, INC.


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                DRESDNER BANK AG, NEW YORK AND GRAND
                                CAYMAN BRANCHES


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                EATON VANCE INSTITUTIONAL SENIOR
                                LOAN FUND
                                By: Eaton Vance Management, as investment
                                    advisor


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                THE FIRST NATIONAL BANK OF CHICAGO


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                FLOATING RATE PORTFOLIO
                                By: INVESCO Senior Secured
                                    Management, Inc., as attorney-in-fact

                                By:
                                   ---------------------------------
                                   Name:
                                   Title:



                                FRANKLIN FLOATING RATE TRUST

                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                THE FUJI BANK, LIMITED, NEW YORK BRANCH


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:



                                GCB INVESTMENTS PORTFOLIO
                                By: Citibank, N.A., as manager


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                ING HIGH INCOME PRINCIPAL PRESERVATION
                                FUND HOLDINGS, LDC
                                By: ING Capital Advisors LLC, as investment
                                    advisor



                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                KZH III LLC

                                By:
                                   ---------------------------------
                                   Name:
                                   Title:



                                KZH IV LLC


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:



                                KZH CNC LLC


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                KZH-CYPRESSTREE-1 LLC


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                KZH ING-2 LLC


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                KZH SOLEIL-2 LLC


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                MASSACHUSETTS MUTUAL LIFE
                                INSURANCE COMPANY


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                MASSMUTUAL HIGH YIELDPARTNERS II, LLC
                                By: HYP Management, Inc. as managing member


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:



                                MEDICAL LIABILITY MUTUAL INSURANCE COMPANY
                                By: Invesco Senior Secured Management, Inc., as
                                    investment manager


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                METROPOLITAN LIFE INSURANCE COMPANY


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                ML CLO XIX STERLING (CAYMAN) LTD.
                                By: Sterling Asset Manager, L.L.C., as its
                                    investment advisor


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                MORGAN STANLEY DEAN WITTER
                                PRIME INCOME TRUST


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                NATIONAL WESTMINSTER BANK PLC
                                By: NatWest Capital Markets Limited, its agent
                                By: Greenwich Capital Markets, Inc., its agent


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                NEW YORK LIFE INSURANCE COMPANY


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                By: New York Life Insurance Company


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                OCTAGON LOAN TRUST
                                By: Octagon Credit Investors, as manager


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                ORIX USA CORPORATION


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                OSPREY INVESTMENTS PORTFOLIO
                                By: Citibank, N.A., as manager


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                PRIMERICA LIFE INSURANCE COMPANY


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                ROYAL BANK OF CANADA


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                THE ROYAL BANK OF SCOTLAND PLC


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                SENIOR HIGH INCOME PORTFOLIO INC.


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                SOCIETE GENERALE, SOUTHWEST AGENCY


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                STEIN ROE & FARNHAM INCORPORATED, as
                                agent for Keyport Life Insurance Company


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                STRONG CAPITAL MANAGEMENT


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                THE SUMITOMO BANK, LIMITED

                                By:
                                   ---------------------------------
                                   Name:
                                   Title:



                                THE TOKAI BANK, LIMITED, NEW YORK
                                BRANCH

                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                         TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY


                         By:
                            --------------------------------
                            Name:
                            Title:


                         THE TRAVELERS INSURANCE COMPANY


                         By:
                            --------------------------------
                            Name:
                            Title:


                         UNITED OF OMAHA LIFE INSURANCE COMPANY
                         By: Invesco Senior Secured Management, Inc., as portfolio advisor


                         By:
                            --------------------------------
                            Name:
                            Title:

                         UNITED OF OMAHA LIFE INSURANCE COMPANY
                         By: TCW Asset Management Company, its investment
                         advisor


                         By:
                            --------------------------------
                            Name:
                            Title:


                         By:
                            --------------------------------
                            Name:
                            Title:

                         VAN KAMPEN AMERICAN CAPITAL


                         By:
                            --------------------------------
                            Name:
                            Title:

                         SEQUILS I, LTD.
                         By: TCW Advisors, Inc. as its collateral manager


                         By:
                            --------------------------------
                            Name:
                            Title:

                         By:
                            --------------------------------
                            Name:
                            Title:

                         WESTDEUTSCHE LANDESBANK
                         GIROZENTRALE, NEW YORK BRANCH


                         By:
                            --------------------------------
                            Name:
                            Title:

                         By:
                            --------------------------------
                            Name:
                            Title:

                         AERIES FINANCE LTD.


                         By:
                            --------------------------------
                            Name:
                            Title:

                         AG CAPITAL FUNDING PARTNERS, L.P.
                         By: Angelo, Gordon & Co., L.P., as Investment
                         Advisor


                         By:
                            --------------------------------
                            Name:
                            Title:


                         AMARA-1 FINANCE LTD.


                         By:
                            --------------------------------
                            Name:
                            Title:


                         ARAB AMERICAN BANK


                         By:
                            --------------------------------
                            Name:
                            Title:


                         ARAB BANK PLC


                         By:
                            --------------------------------
                            Name:
                            Title:

                         ARCHIMEDES FUNDING II, LTD
                         By: ING Capital Advisors, LLC., as collateral
                         manager


                         By:
                            --------------------------------
                            Name:
                            Title:


                         BALANCED HIGH YIELD FUND II


                         By:
                            --------------------------------
                            Name:
                            Title:


                         By:
                            --------------------------------
                            Name:
                            Title:


                         BANCO ESPIRITO SANTO E COMERCIAL DE LISBOA,
                         NASSAU BRANCH


                         By:
                            --------------------------------
                            Name:
                            Title:


                         By:
                            --------------------------------
                            Name:
                            Title:

                         BANK LEUMI USA


                         By:
                            --------------------------------
                            Name:
                            Title:


                         BANK POLSKA KASA OPIEKI S.A. PEKAO S.A. GROUP, NEW YORK BRANCH


                         By:
                            --------------------------------
                            Name:
                            Title:

                         BANKERS TRUST COMPANY


                         By:
                            --------------------------------
                            Name:
                            Title:


                         BATTERSON PARK, CBO I
                         By: General Re-New England Asset
                         Management Inc., as collateral manager


                         By:
                            --------------------------------
                            Name:
                            Title:

                         BEAR STEARNS INVESTMENT PRODUCTS INC.


                         By:
                            --------------------------------
                            Name:
                            Title:

                         BELLSOUTH DOMESTIC BOND
                         (ACCT 26)
                         By:  Pacific Investment Management
                         Company, as its investment advisor,
                         acting through State Street Bank & Trust Co.
                         in the nominee name of Marine Crew & Co.


                         By:
                            --------------------------------
                            Name:
                            Title:


                         BELLSOUTH GLOBAL BOND (ACCT 826)
                         By:  Pacific Investment Management
                         Company, as its investment advisor,
                         acting through State Street Bank & Trust Co.
                         in the nominee name of Marine Crew & Co.


                         By:
                            --------------------------------
                            Name:
                            Title:

                         CAPTIVA FINANCE LTD.


                         By:
                            --------------------------------
                            Name:
                            Title:


                         CAPTIVA II FINANCE LTD.


                         By:
                            --------------------------------
                            Name:
                            Title:


                         CAPTIVA III FINANCE, LTD., as advised by Pacific Investment Management Company


                         By:
                            --------------------------------
                            Name:
                            Title:


                         CARAVELLE INVESTMENT FUND, L.L.C.


                         By:
                            --------------------------------
                            Name:
                            Title:


                         CARILLON HOLDING, LIMITED


                         By:
                            --------------------------------
                            Name:
                            Title:

                         CERES FINANCE LTD.


                         By:
                            --------------------------------
                            Name:
                            Title:



                         CHANCELLOR/TRITON CBO, LIMITED
                         By: Invesco Senior Secured Management, Inc.,
                             as collateral manager


                          By:
                            --------------------------------
                            Name:
                            Title:


                         CHANG HWA COMMERCIAL BANK LTD., NEW YORK BRANCH


                         By:
                            --------------------------------
                            Name:
                            Title:


                         CHIAO TUNG BANK CO., LTD. NEW YORK AGENCY


                         By:
                            --------------------------------
                            Name:
                            Title:

                         CHINATRUST BANK (U.S.A.)


                         By:
                            --------------------------------
                            Name:
                            Title:

                         DELANO COMPANY
                         By: Pacific Investment Management Company, as its investment advisor


                         By:
                            --------------------------------
                            Name:
                            Title:

                         ELC (CAYMAN) LTD.


                         By:
                            --------------------------------
                            Name:
                            Title:

                         FC CBO LIMITED


                         By:
                            --------------------------------
                            Name:
                            Title:

                         FC CBO II LIMITED


                         By:
                            --------------------------------
                            Name:
                            Title:


                         FIRST COMMERCIAL BANK


                         By:
                            --------------------------------
                            Name:
                            Title:


                         FIRST DOMINION FUNDING I


                         By:
                            --------------------------------
                            Name:
                            Title:


                         FIRST UNION NATIONAL BANK


                         By:
                            --------------------------------
                            Name:
                            Title:

                         GALAXY CLO 1999-1, LTD.
                         By: SAI Investment Adviser, Inc., its collateral
                         manager


                          By:
                            --------------------------------
                            Name:
                            Title:


                         GENERAL ELECTRIC CAPITAL CORPORATION


                         By:
                            --------------------------------
                            Name:
                            Title:


                         GOLDMAN SACHS CREDIT PARTNERS L.P.


                         By:
                            --------------------------------
                            Name:
                            Title:


                         GUARANTY FEDERAL BANK, F.S.B.


                         By:
                            --------------------------------
                            Name:
                            Title:

                         GULF INTERNATIONAL BANK B.S.C.


                          By:
                            --------------------------------
                            Name:
                            Title:


                         IKB DEUTSCHE INDUSTRIEBANK AG
                         LUXEMBOURG BRANCH


                         By:
                            --------------------------------
                            Name:
                            Title:


                         IMPERIAL BANK


                         By:
                            --------------------------------
                            Name:
                            Title:


                         INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                         By:  Indosuez Capital Luxembourg, as
                         collateral manager


                         By:
                            --------------------------------
                            Name:
                            Title:

                         INDOSUEZ CAPITAL FUNDING IV, L.P.
                         By:  Indosuez Capital Luxembourg


                         By:
                            --------------------------------
                            Name:
                            Title:

                         ING CAPITAL SENIOR SECURED HIGH INCOME FUND, L.P.
                         By: ING Capital Advisors, LLC, as investment
                         advisor


                         By:
                            --------------------------------
                            Name:
                            Title:

                         INTEGRITY LIFE INSURANCE


                         By:
                            --------------------------------
                            Name:
                            Title:


                         KBC BANK


                         By:
                            --------------------------------
                            Name:
                            Title:

                         By:
                            --------------------------------
                            Name:
                            Title:

                         KZH CRESCENT-3 LLC


                         By:
                            --------------------------------
                            Name:
                            Title:

                         KZH CRESCENT LLC


                         By:
                            --------------------------------
                            Name:
                            Title:

                         KZH CRESCENT-2 LLC


                         By:
                            --------------------------------
                            Name:
                            Title:


                         KZH HIGHLAND-2 LLC


                         By:
                            --------------------------------
                            Name:
                            Title:


                         KZH STERLING LLC


                         By:
                            --------------------------------
                            Name:
                            Title:

                         KZH ING-3 LLC


                         By:
                            --------------------------------
                            Name:
                            Title:


                         KZH PAMCO LLC


                         By:
                            --------------------------------
                            Name:
                            Title:

                         KZH SHENKMAN LLC


                         By:
                            --------------------------------
                            Name:
                            Title:

                         MERRILL LYNCH DEBT STRATEGIES PORTFOLIO
                         By: Merrill Lynch Asset Management, L.P., as investment advisor


                         By:
                            --------------------------------
                            Name:
                            Title:

                         MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO
                         By: Merrill Lynch Asset Management, L.P., as
                         investment advisor


                         By:
                            --------------------------------
                            Name:
                            Title:

                         MERRILL LYNCH PRIME RATE PORTFOLIO
                         By: Merrill Lynch Asset Management, L.P., as
                         investment advisor


                         By:
                            --------------------------------
                            Name:
                            Title:

                         MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


                         By:
                            --------------------------------
                            Name:
                            Title:

                         MITSUBISHI TRUST AND BANKING CORPORATION


                         By:
                            --------------------------------
                            Name:
                            Title:

                         ML CBO IV (CAYMAN) LTD.
                         By: Highland Capital Management, L.P. as
                             collateral manager


                         By:
                            --------------------------------
                            Name:
                            Title:


                         MORGAN STANLEY SENIOR FUNDING, INC.


                         By:
                            --------------------------------
                            Name:
                            Title:


                         MOUNTAIN CAPITAL CLO I, LTD.


                         By:
                            --------------------------------
                            Name:
                            Title:

                         MONY LIFE INSURANCE COMPANY, as successor by operation of law to The Mutual Life Insurance Company of New York


                         By:
                            --------------------------------
                            Name:
                            Title:


                         NORSE CBO, LTD.
                         By: Peterson Capital Management, Llc as its
                             investment advisor
                         By: Peterson Capital Advisors, LLC
                             its manager and pursuant to delegated authority


                         By:
                            --------------------------------
                            Name:
                            Title:


                         NORTHWOODS CAPITAL, LIMITED
                         By: Angelo, Gordon & Co., L.P., as collateral
                             manager


                         By:
                            --------------------------------
                            Name:
                            Title:

                         OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-I, LTD.


                         By:
                            --------------------------------
                            Name:
                            Title:


                         OXFORD STRATEGIC INCOME FUND
                         By: Eaton Vance Management, as investment
                         advisor


                         By:
                            --------------------------------
                            Name:
                            Title:


                         PACIFICA PARTNERS 1, L.P.,
                         By: Imperial Credit Asset Management, as its
                         investment manager


                         By:
                            --------------------------------
                            Name:
                            Title:


                         PAM CAPITAL FUNDING LP
                         By: Highland Capital Management, L.P. as
                         collateral manager


                         By:
                            --------------------------------
                            Name:
                            Title:

                         PAMCO CAYMAN LTD.
                         By: Highland Capital Management, L.P. as
                         collateral manager


                         By:
                            --------------------------------
                            Name:
                            Title:

                         MONUMENTAL LIFE INSURANCE COMPANY, successor by merger to Peoples Security Life Insurance Company


                         By:
                            --------------------------------
                            Name:
                            Title:


                         PILGRIM PRIME RATE TRUST
                         By: Pilgrim Investments Inc., as its investment
                         manager


                         By:
                            --------------------------------
                            Name:
                            Title:

                         ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
                         By: Pilgrim America Investments, Inc. as its
                         investment manager


                         By:
                            --------------------------------
                            Name:
                            Title:

                         ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
                         By: Pilgrim America Investments, Inc., as its
                             investment advisor


                         By:
                            --------------------------------
                            Name:
                            Title:


                         PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.
                         By: Pilgrim America Investments, Inc. as its
                             investment manager


                         By:
                            --------------------------------
                            Name:
                            Title:


                         PILGRIM AMERICA PRIME RATE TRUST
                         By: Pilgrim America Investments, Inc.
                             as its investment manager

                         By:
                            --------------------------------
                            Name:
                            Title:

                         ATHENA CDO, LIMITED
                         By: Pacific Investment Management Company as
                             its investment advisor


                         By:
                            --------------------------------
                            Name:
                            Title:

                         PIMCO HIGH YIELD FUND (ACCT 705)
                         By: Pacific Investment Management Company, as
                             its investment advisor acting through investors fiduciary trust company in the nominee name of IFTCO


                         By:
                            --------------------------------
                            Name:
                            Title:


                         ILLINOIS TEACHERS RETIREMENT SYSTEM (ACCT 59)
                         By: Pacific Investment Management Company as
                             investment advisor, acting through Northern
                             Trust Company in the nominee name of How & Co.


                         By:
                            --------------------------------
                            Name:
                            Title:

                         SAMARITAN HEALTH SYSTEM
                         By: Pacific Investment Management Company as
                             its investment advisor, acting through Bankers Trust Company in the nominee name of Pitt & Co.


                         By:
                            --------------------------------
                            Name:
                            Title:

                         STOCKSPLUS LP SUBFUND A (ACCT 401),
                         By: Pacific Investment Management Company as
                             investment advisor, acting through Investors
                             Fiduciary Trust Company in the nominee
                             name of IFTCO


                          By:
                            --------------------------------
                            Name:
                            Title:


                         PIMCO TOTAL RETURN FUND (ACCT 700)
                         By: Pacific Investment Management Company, as
                             investment advisor, acting through Investors
                             Fiduciary Trust Company in the nominee name
                             of IFTCO


                         By:
                            --------------------------------
                            Name:
                            Title:

                         WESTERN CONFERENCE OF TEAMSTERS PENSION TRUST FUND U INVESTMENTS (ACCT 420)
                         By: Pacific Investment Management Company, as
                             its investment advisor, acting through the
                             Chase Manhattan Bank in the nominee name of
                             Atwell & Co.


                         By:
                            --------------------------------
                            Name:
                            Title:


                         PNC BANK, N. A.


                         By:
                            --------------------------------
                            Name:
                            Title:


                         PROVIDENT CBO I, LIMITED
                         By: Provident Investment Management, LLC


                         By:
                            --------------------------------
                            Name:
                            Title:

                         PUTNAM ASSET ALLOCATION FUNDS - BALANCED PORTFOLIO


                         By:
                            --------------------------------
                            Name:
                            Title:

                         PUTNAM DIVERSIFIED INCOME TRUST


                         By:
                            --------------------------------
                            Name:
                            Title:

                         PUTNAM FUNDS TRUST - PUTNAM HIGH YIELD TRUST II


                         By:
                            --------------------------------
                            Name:
                            Title:


                         PUTNAM HIGH YIELD ADVANTAGE FUND


                         By:
                            --------------------------------
                            Name:
                            Title:


                         PUTNAM HIGH YIELD TRUST


                         By:
                            --------------------------------
                            Name:
                            Title:


                         PUTNAM MASTER INTERMEDIATE INCOME TRUST


                         By:
                            --------------------------------
                            Name:
                            Title:

                         PUTNAM PREMIER INCOME TRUST


                         By:
                            --------------------------------
                            Name:
                            Title:



                         PUTNAM VARIABLE TRUST - PVT HIGH YIELD FUND


                         By:
                            --------------------------------
                            Name:
                            Title:



                         PUTNAM VARIABLE TRUST - PVT DIVERSIFIED INCOME FUND


                         By:
                            --------------------------------
                            Name:
                            Title:

                         REPUBLIC NATIONAL BANK OF NEW YORK


                         By:
                            --------------------------------
                            Name:
                            Title:

                         ROYALTON COMPANY
                         By: Pacific Investment Management Company, as
                             its investment advisor


                         By:
                            --------------------------------
                            Name:
                            Title:


                         SANKATY HIGH YIELD ASSET PARTNERS, L.P.


                         By:
                            --------------------------------
                            Name:
                            Title:


                         SENIOR DEBT PORTFOLIO
                         By: Boston Management and Research, as
                             investment advisor


                         By:
                            --------------------------------
                            Name:
                            Title:


                         EATON VANCE SENIOR INCOME TRUST,
                         By: Eaton Vance Management, as investment
                             advisor


                         By:
                            --------------------------------
                            Name:
                            Title:

                         SOMERS CDO, LIMITED


                         By:
                            --------------------------------
                            Name:
                            Title:

                         SOUTHERN PACIFIC BANK


                         By:
                            --------------------------------
                            Name:
                            Title:


                         SRF TRADING, INC.


                         By:
                            --------------------------------
                            Name:
                            Title:


                         SRV-HIGHLAND, INC.


                         By:
                            --------------------------------
                            Name:
                            Title:

                         STATE STREET BANK AND TRUST COMPANY,
                         as trustee for General Motors Cash Management Master Trust


                         By:
                            --------------------------------
                            Name:
                            Title:


                         STATE STREET BANK AND TRUST COMPANY, as trustee for General Motors Welfare Benefits Trust


                         By:
                            --------------------------------
                            Name:
                            Title:


                         STRATA FUNDING LTD.


                         By:
                            --------------------------------
                            Name:
                            Title:


                         STRONG ADVANTAGE FUND, INC.


                         By:
                            --------------------------------
                            Name:
                            Title:

                         SUN TRUST BANK, ATLANTA


                         By:
                            --------------------------------
                            Name:
                            Title:



                         TAIPEI BANK, NEW YORK AGENCY


                         By:
                            --------------------------------
                            Name:
                            Title:



                         TORONTO DOMINION (TEXAS), INC.


                         By:
                            --------------------------------
                            Name:
                            Title:



                         THE TOYO TRUST & BANKING CO., LTD.


                         By:
                            --------------------------------
                            Name:
                            Title:

                         TRAVELERS CORPORATE LOAN FUND, INC.,
                         By: Travelers Asset Management International
                         Corporation


                         By:
                            --------------------------------
                            Name:
                            Title:



                         VAN KAMPEN CLO I, LIMITED
                         By: Van Kampen Management, Inc., as collateral
                         manager


                         By:
                            --------------------------------
                            Name:
                            Title:


                         VAN KAMPEN PRIME RATE INCOME TRUST



                         By:
                            --------------------------------
                            Name:
                            Title:


                         VAN KAMPEN SENIOR INCOME TRUST


                         By:
                            --------------------------------
                            Name:
                            Title:

                         VAN KAMPEN SENIOR FLOATING RATE FUND


                         By:
                            --------------------------------
                            Name:
                            Title:

                         J.P. MORGAN INVESTMENT MANAGEMENT INC., as Investment Manager for the Ensign Peak Advisors, Inc. Saint Gems


                         By:
                            --------------------------------
                            Name:
                            Title:



                         J.P. MORGAN INVESTMENT MANAGEMENT INC., as Investment Manager for Ford Motor Company Cash State Street Bank - Custodian


                         By:
                            --------------------------------
                            Name:
                            Title:



                         J.P. MORGAN INVESTMENT MANAGEMENT INC., as Investment Manager for the Interpayment Service Limited/Thomas Cook Bank of New York (Brussels) Custodian


                         By:
                            --------------------------------
                            Name:
                            Title:

                         J.P. MORGAN INVESTMENT MANAGEMENT INC., as Investment Manager for the Interpayment Service Limited/Thomas Cook Corporate Cash - Domestic Bank of New York Custodian


                         By:
                            --------------------------------
                            Name:
                            Title:



                         J.P. MORGAN INVESTMENT MANAGEMENT INC., as Investment Manager for the JPM US Global Strategic Income Fund (Special Situation Portfolio) Chase Luxembourg Custodian


                         By:
                            --------------------------------
                            Name:
                            Title:



                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Investment Manager for the Apple IV-High Yield-State Street Bank & Trust Company London-Master Custodian


                         By:
                            --------------------------------
                            Name:
                            Title:

                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Trustee for the Commingled Pension Trust Fund


                         By:
                            --------------------------------
                            Name:
                            Title:


                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Investment Manager for the Global Strategic Income Portfolio (Special Situation Portfolio) State Street Bank & Trust


                         By:
                            --------------------------------
                            Name:
                            Title:



                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Advisor of JP Morgan High Yield Fund, LLC


                         By:
                            --------------------------------
                            Name:
                            Title:

                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Trustee for the MGT High Yield Bond Fund



                         By:
                            --------------------------------
                            Name:
                            Title: